Exhibit 99.1
FOR IMMEDIATE RELEASE
DiscoverReady Acquires ACT Litigation Services
Strategic Expansion Links E-Discovery Market Leaders
in First Pass Review and Technology-Driven Processes
MINNEAPOLIS, MN, July 25, 2011 — The Dolan Company (NYSE:DM) announced today that its DiscoverReady subsidiary had completed a significant strategic expansion in the electronic discovery sector with the acquisition of the assets of ACT Litigation Services, based in Valencia, CA.
The purchase price was $65 million with additional future payments possible depending upon performance. The transaction closed July 25.
ACT is one of the country’s oldest and most successful complex litigation automation firms and specializes in providing technology and process solutions to clients with electronic discovery needs. The company delivers the most efficient available processes to complete e-discovery projects faster, better and more economically. It also provides hosting and review services.
DiscoverReady provides first-pass document review, managed services and data processing and hosting to the e-discovery sector. The company was a pioneer in fixed-fee document review and automated review. In 2009 it was acquired by The Dolan Company. Like ACT, DiscoverReady services the legal needs of large corporations and their legal counsel.
“Combining ACT and DiscoverReady solidifies our position in the top echelon of e-discovery providers, not just in talent, client base and capacity, but also in terms of quality and innovative solutions,” said James P. Dolan, president and chief executive of The Dolan Company. He said the acquisition combines industry leaders in review and in technology and process development.
Dolan said ACT’s trailing 12-month revenues were approximately $30 million. The transaction will be immediately accretive to cash earnings per share. He said the transaction reduces the company’s revenue concentration by spreading its business across many more clients. For example, upon closing the transaction, on a pro-forma basis, only one DiscoverReady client accounts for more than 10% of DiscoverReady’s revenues.

“We have known the team at ACT for more than decade. During that time, we have admired their strong market reputation and business philosophy,” said DiscoverReady chief executive officer Jim Wagner, adding, “We both are ‘process first’ organizations and ACT’s client-centric quality-focused culture complements our own.”
Both DiscoverReady and ACT are national companies serving a range of clients. DiscoverReady is headquartered in New York City with operational management in Charlotte, NC, and San Francisco. ACT’s operating headquarters and data center are in Valencia, CA, with other offices in Philadelphia, Pittsburgh, New York City, Cleveland and the Philippines. All existing locations for both companies will remain and the parties intend that all of ACT’s employees will be retained, Wagner said.
The complementary fit drove the acquisition, the executives said. While DiscoverReady was founded by lawyers who pioneered fixed-fee document review, ACT’s founders approached the market as engineers who provided custom technology and solutions for clients struggling with complex discovery matters.
“Besides the philosophical and cultural fit, the operational synergies between DiscoverReady and ACT are tremendous,” said Wagner. “With this transaction we are uniquely positioned to deliver both high-quality review, high-volume processing and hosting in a wide variety of platforms, and, of course, automated review through our i-Decision® system and PrivBank® software. We have little client overlap and, geographically, ACT’s West Coast location counterbalances our East Coast presence, and its facilities and tremendous processing capacity give us the ability to meet the needs to our collective growing client base,” Wagner said.
ACT co-founder and President Steve Marks said the company has been consistent in its strategy since launch 27 years ago. “ACT’s mission has always been to solve our client’s business problems by providing process and application expertise to business,” Marks said. “Finding a partner like DiscoverReady, which shares so many of our cultural values, was critical, both for our customers and our employees. Together, ACT and DiscoverReady will leverage our complementary strengths and our collective intelligence to build a stronger company than we were separately.”
Marks and ACT co-founder Hank Schorz, who is executive vice president and chief technology officer, together with Vice President Tom Stevens and the other members of their senior leadership team, will continue to lead day-to-day operations of the ACT business. “The integration of the two companies will result in one of the most robust service offerings available in our industry,” Schorz said. “We’re excited about the prospect of delivering our combined people, processes and services to the entire ACT and DiscoverReady client base.”
ACT will continue to operate under the ACT brand through the balance of 2011.

In addition to giving both organizations the ability to share technology and review resources, the transaction also will enable ACT’s clients to benefit from DiscoverReady’s automation of the document review process. DiscoverReady’s proprietary i-Decision® system is an intelligent automated document review process that delivers consistent, defensible results with cost reductions of up to 70%. Its PrivBank® software draws on a huge and proprietary database to identify privileged information subject to special treatment in the e-discovery process.
Dolan said the transaction was funded from cash resources and by The Dolan Company’s existing debt facilities. He said he expected to include future performance contributions from ACT in revised guidance to be discussed during The Dolan Company’s quarterly earnings call, scheduled for Aug. 2, 2011.
For additional information about DiscoverReady, visit www.DiscoverReady.com or the DiscoverReady blog www.discoverready.com/blog.
DiscoverReady is a majority-owned subsidiary of The Dolan Company, a leading provider of professional services and business information to the legal, financial and real estate sectors. Its Professional Services Division provides specialized outsourced services to the legal profession through its subsidiaries, NDeX, DiscoverReady and Counsel Press. NDeX is a leading provider of mortgage default processing services in the United States. Counsel Press is the nation’s largest provider of appellate services to the legal community. The company’s Business Information Division publishes business journals, court and commercial media and other highly focused information products and services, operates web sites and produces events for targeted legal and professional audiences in each of the 21 geographic markets that it serves across the United States.
For additional information about The Dolan Company, visit www.thedolancompany.com.
FOR MORE INFORMATION:
Robert J. Evans, Director of Investor Relations
(612) 317-9430, Bob.evans@thedolancompany.com

Statement Regarding Forward Looking Information
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts are forward-looking statements. Such forward-looking statements include statements related to the company’s “guidance” as well as statements using words such as “anticipate,” “expect,” “believe,” “continue,” “to come,” “will,” “may,” “estimate,” “assume,” “pursue” and similar expressions. Forward-looking statements are subject to risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the following: our businesses operate in highly competitive markets and depend on the economies and demographics of the legal, financial and real estate markets we serve, and changes in those sectors could have an adverse effect on our revenues, cash flows, and profitability; if the number of files referred to us by our mortgage default processing service law firm customers (or loan servicers and mortgage lenders we serve directly for mortgage default files in California) decreases or fails to increase, our operating results and ability to execute our growth strategy could be adversely affected; bills introduced and laws enacted to mitigate foreclosures, voluntary relief programs and voluntary halts or moratoria by servicers or lenders, as well as governmental investigations, enforcement actions, litigation and court orders, may have an adverse effect on our mortgage default processing services and public notice operations; growing our business may place a strain on our management and internal systems, processes and controls, may result in operating inefficiencies, and may negatively impact our operating margins; we intend to continue to pursue acquisition opportunities, which we may not do successfully and which may subject us to considerable business and financial risk or require us to raise additional capital or incur additional indebtedness; we depend on our senior management team and other key leaders of our business segments, and the operation and growth of our business may be negatively impacted if we lose any of their services; revenues of our subsidiary NDeX and our subsidiary DiscoverReady are each very concentrated among a few customers, thus the loss of business from these customers and a failure to attract new customers could adversely affect our operating results; certain key personnel of our subsidiary NDeX, who are also shareholders and principal attorneys of our law firm customers, may at times have interests that differ from or conflict with our interests; and the other risk factors described under “Risk Factors” in Item 1A of our annual report on Form 10-K for the year ended December 31, 2010, filed with the SEC on March 11, 2011. We undertake no obligation to update any forward-looking statements in light of new information or future events.